SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 14, 2000

                            The Bethlehem Corporation

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             (Exact name of registrant as specified in its charter)

         Pennsylvania                  1-4676                  24-0525900
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(State or other jurisdiction           (Commission          (IRS Employer
     of incorporation)                  File Number)         Identification No.)

               25th and Lennox Streets, Easton, Pennsylvania 18045
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (610) 258-7111


                                       N/A
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         (Former name or former address, if changed since last report.)

Item 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS
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                  (4b) The  registrant  hereby amends Item 7 of this Form 8-K by including the proforma financial information to reflect the sale of Bethlehem Advanced Materials Corporation ("BAM").

                  (4c)  Exhibit No.                 Exhibits
99.1  Proforma Financial Information (filed herewith),

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    The Bethlehem Corporation

Dated:  February 12, 2001                    By:    /s/ Antoinette L. Martin
                                                    ----------------------------
                                                    Antoinette L. Martin
                                                    Vice President, Finance
                                                    (Principal Financial and
                                                    Accounting Officer)